UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 27, 2012

Date of Earliest Event Reported: April 23, 2012

Mid-Con Energy Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 North Harwood Street, Suite 2410

Dallas, Texas 75201

(Address of principal executive offices)

(972) 479-5980

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 23, 2012, we, as guarantor, and Mid-Con Energy Properties, LLC (“Mid-Con Energy Properties”), our wholly owned subsidiary, as borrower, entered into an Agreement and Amendment No. 1 to the Credit Agreement (the “Amendment”), amending our $250 million, 5-year credit agreement dated December 20, 2011 (the “Credit Agreement”), with the Royal Bank of Canada, the various lenders party to the Credit Agreement and Wells Fargo Bank, National Association (“Wells Fargo”).

The primary purpose of the Amendment was to increase Mid-Con Energy Properties’ borrowing base under the Credit Agreement from $75 million to $100 million. The increase is effective until the next borrowing base determination date. The Amendment also added Wells Fargo as an additional lender under the Credit Agreement.

The description of the Amendment set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Amendment itself, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April, 23, 2012, we issued a press release advising of the Amendment and the increase in our borrowing base under the Credit Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On April 26, 2012, we issued a press release announcing that the board of directors of our general partner, Mid-Con Energy GP, LLC, approved a cash distribution for the first quarter 2012. We also announced that we will release our first quarter 2012 results after the market closes on Tuesday, May 8, 2012, and will hold a conference call and live webcast at 10:00 a.m. Eastern Daylight Time (9:00 a.m. Central Daylight Time), Wednesday, May 9, 2012. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 8.01	Other Events.

On April 26, 2012, the board of directors of our general partner, Mid-Con Energy GP, LLC, approved a cash distribution of $0.475 per common unit for the first quarter 2012. The first quarter distribution is payable on May 14, 2012 to unitholders of record as of May 7, 2012.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Agreement and Amendment No. 1 to Credit Agreement dated April 23, 2012.

99.1	Mid-Con Energy Partners, LP Press Release dated April 23, 2012.

99.2	Mid-Con Energy Partners, LP Press Release dated April 26, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 27, 2012

Mid-Con Energy Partners, LP

By:	Mid-Con Energy GP, LLC,
its general partner

By:	/s/ Jeffrey R. Olmstead
Jeffrey R. Olmstead, President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Amendment No. 1 to Credit Agreement dated April 23, 2012.

99.1	Mid-Con Energy Partners, LP Press Release dated April 23, 2012.

99.2	Mid-Con Energy Partners, LP Press Release dated April 26, 2012.